STOCK PURCHASE AGREEMENT


                          dated as of February 13, 1997

                                      among

                              QUANTUM CORPORATION,

                       QUANTUM PERIPHERALS COLORADO, INC.

                                       and

                         STORAGE TECHNOLOGY CORPORATION

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION  1.       AGREEMENT TO SELL AND PURCHASE............................. 1.
         1.1      Sale and Purchase of Shares. .............................. 1.
         1.2      Purchase Price............................................. 1.
         1.3      Terms of Quantum Preferred Shares.......................... 1.
         1.4      Amendment of Lease......................................... 2.

SECTION  2.       CLOSING, DELIVERY AND PAYMENT.............................. 2.
         2.1      Closing.................................................... 2.
         2.2      Delivery and Payment....................................... 2.

SECTION  3.       REPRESENTATIONS AND WARRANTIES OF STORAGETEK............... 2.
         3.1      Organization and Standing.................................. 2.
         3.2      Power and Authorization.................................... 3.
         3.3      No Violation or Conflict................................... 3.
         3.4      Governmental Authorization................................. 3.
         3.5      Information................................................ 3.
         3.6      Litigation................................................. 3.
         3.7      Title to Shares; No Encumbrance............................ 4.
         3.8      Investment Representations................................. 4.

SECTION  4.       REPRESENTATIONS AND WARRANTIES OF QUANTUM.................. 5.
         4.1      Organization and Standing.................................. 5.
         4.2      Power and Authorization.................................... 6.
         4.3      Issuance of Quantum Preferred Shares....................... 6.
         4.4      No Violation or Conflict................................... 6.

         4.5      Governmental Authorization................................. 6.
         4.6      Litigation................................................. 6.
         4.7      Investment Representations................................. 7.
         4.8      Legends.................................................... 7.

SECTION  5.       COVENANTS OF QUANTUM....................................... 7.
         5.1      Reservation of Shares...................................... 7.

SECTION  6.       CONDITIONS TO CLOSING...................................... 7.
         6.1      Conditions to Obligations of StorageTek. .................. 7.
         6.2      Conditions to Obligations of Quantum....................... 8.

SECTION  7.       MISCELLANEOUS.  ........................................... 9.
         7.1      Notices.................................................... 9.
         7.2      Amendments and Waivers.....................................10.

                                       i.

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

         7.3      Expenses...................................................10.
         7.4      Attorney's Fees............................................10.
         7.5      Successors and Assigns.....................................10.
         7.6      Governing Law..............................................10.
         7.7      Counterparts...............................................11.
         7.8      Entire Agreement...........................................11.
         7.9      Severability...............................................11.
         7.10     Captions...................................................11.
         7.11     Broker's Fees..............................................11.


EXHIBITS

Certificate of Designation                                           Exhibit A
Letter Agreement between Quantum and StorageTek                      Exhibit B


                                       ii.

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of February 13, 1997 by and among QUANTUM PERIPHERALS COLORADO, INC., a Delaware corporation ("QPC"), STORAGE TECHNOLOGY CORPORATION, a Delaware corporation ("StorageTek") and QUANTUM CORPORATION, a Delaware corporation ("Quantum").


                                    RECITALS

         WHEREAS, Quantum owns eight hundred ten (810) shares of common stock, par value $.01 per share, of QPC (the "QPC Common Stock"), which constitutes eighty-one percent (81%) of the issued and outstanding shares of capital stock of QPC;

         WHEREAS, StorageTek owns one hundred ninety (190) shares of QPC Common Stock (the "Shares"), which constitutes nineteen percent (19%) of the issued and outstanding shares of capital stock of QPC; and

         WHEREAS, pursuant to a Stockholders' Agreement, dated August 19, 1992, by and among the parties to this Agreement (the "Stockholders' Agreement"), Quantum has an option to purchase the Shares from StorageTek; and

         WHEREAS, Quantum has exercised such option and the parties have agreed upon the price and terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1. AGREEMENT TO SELL AND PURCHASE.

         1.1 Sale and Purchase of Shares. Subject to the terms and conditions hereof, at the Closing, StorageTek hereby agrees to sell, assign, transfer and deliver the Shares to Quantum, and Quantum agrees to purchase the Shares from StorageTek.

         1.2 Purchase Price. The purchase price for the Shares shall consist of ninety thousand (90,000) shares of preferred stock, $0.01 par value, of Quantum (the "Quantum Preferred Shares") and three million four hundred thousand dollars ($3,400,000) in cash (the "Cash Purchase Price" and together with the Quantum Preferred Shares, the "Purchase Price").

         1.3 Terms of Quantum Preferred Shares. The Quantum Preferred Shares shall have the rights, preferences, privileges and restrictions substantially as set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation").

                                       1.

         1.4 Amendment of Lease. At or prior to the Closing, subject to the terms hereof, StorageTek and Quantum shall enter into the letter agreement amending the Facility Lease between StorageTek and QPC in substantially the form attached hereto as Exhibit B (the "Letter Agreement") and Quantum shall pay to StorageTek $1,000,000 in cash in accordance with Section 2.2(b).

SECTION 2. CLOSING, DELIVERY AND PAYMENT.

         2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at the offices of Quantum at 9:00 a.m. (California time) upon the day all of the conditions to Closing have been satisfied, or as soon thereafter as practicable, at a time and place fixed by mutual written consent of the parties (such date is hereinafter referred to as the "Closing Date").

         2.2      Delivery and Payment.

         (a) At the Closing, subject to the terms and conditions hereof, StorageTek will deliver to Quantum the stock certificates in the name of StorageTek representing the Shares, duly endorsed (or accompanied by duly executed stock powers) and Quantum will: (i) pay the Cash Purchase Price to StorageTek by federal funds wire transfer made payable to an account designated by StorageTek; and (ii) shall deliver to StorageTek certificates representing the Quantum Preferred Shares.

         (b) At the Closing, subject to the terms and conditions hereof, QPC and StorageTek shall each execute and deliver the Letter Agreement and Quantum shall cause QPC to pay one million dollars ($1,000,000) in cash to StorageTek in accordance with Section 5 of the Letter Agreement by federal funds wire transfer made payable to an account designated by StorageTek at least one day in advance of the Closing.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF STORAGETEK.

         StorageTek hereby represents and warrants to Quantum that as of the date hereof:

         3.1 Organization and Standing. StorageTek is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. StorageTek has all requisite corporate power and authority to execute and deliver this Agreement and the Letter Agreement, to sell the Shares, and to carry out the provisions of this Agreement and the Letter Agreement. StorageTek is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect on StorageTek. For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect on the assets, business, operations or financial condition of the business entity.


                                       2.

         3.2  Power  and  Authorization.  All  corporate  action  on the part of
StorageTek, its directors, officers and stockholders necessary for the authorization of this Agreement and the Letter Agreement, the performance of all obligations of StorageTek hereunder and thereunder and the sale and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. The Agreement and the Letter Agreement, when executed and delivered, will be valid and binding obligations of StorageTek enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights. The sale of the Shares to Quantum is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.3 No Violation or Conflict. The execution, delivery and performance of this Agreement and the Letter Agreement and the consummation of the transaction contemplated hereby and thereby by StorageTek do not and will not violate, conflict with, result in a breach of, or constitute a default or result in or permit any acceleration of any obligation under, (a) any law, ordinance or governmental rule or regulation to which StorageTek is subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to StorageTek, (c) its certificate of incorporation or by-laws, or (d) any mortgage, indenture, agreement, contract, commitment, lease, license or other instrument or document, oral or written, to which StorageTek is a party, or by which any of the Shares may be bound, except where a waiver with respect thereto has been obtained.

         3.4 Governmental Authorization. The execution, delivery and performance by StorageTek of this Agreement and the Letter Agreement does not require any action by or in respect of, or filing with, any governmental body, agency, official or authority other than: (a) such filings as have been made prior to the Closing; and (b) such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         3.5 Information. StorageTek confirms that it has had the full opportunity to make all inquiries and receive all information it desires with respect to the business, operations and financial affairs of QPC (in regard to StorageTek's sales of the Shares) and the business, operations and financial affairs of Quantum (in regards to StorageTek's purchase of the Quantum Preferred Shares). StorageTek has had the opportunity to ask questions of and receive answers from Quantum and its management. StorageTek has all information it considers necessary or appropriate for deciding whether to execute and perform this Agreement. StorageTek has been represented by its own counsel in connection with the transactions set forth herein.

         3.6 Litigation. There is no action, suit, proceeding or investigation pending or, to StorageTek's knowledge, currently threatened against StorageTek, that questions the validity of this Agreement or the Letter Agreement or the right of StorageTek to enter into this Agreement or the Letter Agreement, or to consummate the transaction contemplated hereby, nor is StorageTek aware that there is any basis for the foregoing.

                                       3.

         3.7 Title to Shares; No Encumbrance. Immediately prior to the purchase and sale contemplated in Section 1 hereof, StorageTek owns and will own, of record and beneficially, good, valid and marketable title to the Shares, free and clear of any and all liens, security interests, mortgage, pledge, charge, claim or other encumbrance of any nature whatsoever ("Liens"). Upon delivery of the Shares by StorageTek to Quantum at the Closing, and upon payment of the Purchase Price therefor, good and valid title to such Shares will pass to Quantum, free and clear of all Liens, other than those arising from acts of Quantum or its affiliates. Other than this Agreement and the Stockholders'
Agreement by and among Digital Equipment Corporation (as predecessor to Quantum), StorageTek, and Rock Mountain Magnetics, Inc. (the prior name of QPC), dated August 19, 1992 (the "Stockholders' Agreement"), the Shares are not subject to any voting trust agreement or other contract, arrangement, commitment or understanding, including but not limited to those restricting or otherwise relating to the voting, dividend rights or disposition of the Shares. Except for the Shares, StorageTek does not own, directly or indirectly, of record or beneficially, any securities of QPC, and StorageTek has no right of first refusal, right of co-sale, contractual preemptive right, or other right to acquire any unissued securities or other property of QPC or Quantum or any issued and outstanding securities of QPC held by Quantum.

         3.8 Investment Representations. StorageTek understands that the Quantum Preferred Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). StorageTek also understands that the Quantum Preferred Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon StorageTek's representations contained in this Agreement. StorageTek hereby represents and warrants as follows:

                  (a) StorageTek Bears Economic Risk. StorageTek has substantial experience in evaluating and investing in transactions of securities in companies similar to Quantum so that it is capable of evaluating the merits and risks of its investment in Quantum and has the capacity to protect its own interests. StorageTek must bear the economic risk of this investment indefinitely unless the Quantum Preferred Shares are registered pursuant to the Securities Act, or an exemption from registration is available. StorageTek understands that Quantum has no present intention of registering the Quantum Preferred Shares or the shares of common stock, $0.01 par value, issuable upon conversion of the Quantum Preferred Shares the ("Quantum Conversion Shares"). StorageTek also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow StorageTek to transfer all or any portion of the Quantum Preferred Shares or Quantum Conversion Shares or under the circumstances, in the amounts or at the times StorageTek might propose.

                  (b) Acquisition for Own Account. StorageTek is acquiring the Quantum Preferred Shares and the Quantum Conversion Shares for StorageTek's own account for investment only, and not with a view towards their distribution.

                                       4.

                  (c) Investment Experience. StorageTek represents that by reason of its, or of its management's, business or financial experience, StorageTek has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

                  (d) Restricted Securities. StorageTek acknowledges and agrees that the Quantum Preferred Shares and Quantum Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                  (g) Legends. Each certificate representing the Quantum Preferred Shares and Quantum Conversion Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS QUANTUM HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO QUANTUM AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Quantum shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to Quantum) reasonably acceptable to Quantum to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by Quantum of an order of the appropriate blue sky authority authorizing such removal.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF QUANTUM.

         Quantum hereby represents and warrants to StorageTek that as of the date hereof:

         4.1 Organization and Standing. Quantum is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Quantum has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Letter
Agreement, to sell the Quantum Preferred Shares and the Quantum Conversion Shares and to carry out the provisions of this Agreement and the Letter Agreement. Quantum is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those

                                       5.

jurisdictions in which failure to do so would not have a Material Adverse Effect on Quantum or its business.

         4.2 Power and Authorization. All corporate action on the part of Quantum, its directors, officers and stockholders necessary for the authorization of this Agreement and the Letter Agreement, the performance of all obligations of Quantum hereunder and thereunder and the sale and delivery of the Quantum Preferred Shares and the Quantum Conversion Shares pursuant hereto has been taken or will be taken prior to the Closing. The Agreement and the Letter Agreement, when executed and delivered, will be valid and binding obligations of Quantum enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights. The sale of the Quantum Preferred Shares and the Quantum Conversion Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         4.3 Issuance of Quantum Preferred Shares. The rights preferences and privileges of the Quantum Preferred Shares are substantially as set forth in the Certificate of Designation attached hereto as Exhibit A. The Quantum Conversion Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of the Agreement and Quantum's certificate of incorporation, the Quantum Preferred Shares and the Quantum Conversion Shares will be duly and validly issued, fully paid and nonassessable, and will be free of any liens, encumbrances, security interests or restrictions on transfer other than those provided in this Agreement and under applicable state and federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

         4.4 No Violation or Conflict. The execution, delivery and performance of this Agreement and the Letter Agreement and the consummation of the transaction contemplated hereby and thereby by Quantum do not and will not violate, conflict with, result in a breach of, or constitute a default or result in or permit any acceleration of any obligation under, (a) any law, ordinance or governmental rule or regulation to which Quantum is subject, (b) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Quantum, (c) its certificate of incorporation or by-laws, or (d) any mortgage, indenture, agreement, contract, commitment, lease, license or other instrument or document, oral or written, to which Quantum is a party, or by which the Quantum Preferred Shares or the Quantum Conversion Shares may be bound, except where a waiver with respect thereto has been obtained.

         4.5 Governmental Authorization. The execution, delivery and performance by Quantum of this Agreement does not require any action by or in respect of, or filing with, any governmental body, agency, official or authority other than:
(a) such filings as have been made prior to the Closing; and (b) such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         4.6 Litigation. There is no action, suit, proceeding or investigation pending or, to Quantum's knowledge, currently threatened against Quantum that questions the validity of this


                                       6.

Agreement or the Letter Agreement or the right of Quantum to enter into this Agreement or the Letter Agreement, or to consummate the transaction contemplated hereby or thereby, nor is Quantum aware that there is any basis for the foregoing.

         4.7 Investment Representations. Quantum confirms that as the 81% stockholder of QPC, it has all of the information it requires with respect to the business, management and financial affairs of QPC. Quantum understands that the Shares have not been registered under the Securities Act. Quantum also understands that the Shares are being offered and sold in a private transaction pursuant to an exemption from registration contained in the Securities Act. Quantum agrees not to resell the Shares except in accordance with applicable federal and state securities laws. Quantum acknowledges that StorageTek makes no representation or warranty with respect to the accuracy or completeness of the books and records of QPC.

         4.8 Legends. Quantum understands and acknowledges that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS QPC HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO QPC AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

SECTION 5. COVENANTS OF QUANTUM.

         5.1 Reservation of Shares. Quantum shall at all times reserve and keep available out of its authorized but unissued shares of common stock, such number of its authorized shares of common stock as shall be sufficient for the purpose of issuing the Quantum Conversion Shares in accordance with the Certificate of Designation. If at any time the number of authorized but unissued shares of common stock shall not be sufficient to issue the Quantum Conversion Shares, Quantum will take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.


SECTION 6. CONDITIONS TO CLOSING.

         6.1 Conditions to Obligations of StorageTek. StorageTek's obligations to sell the Shares to Quantum at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

                                       7.

                  (a) Representations and Warranties True. The representations and warranties made by Quantum in Section 4 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

                  (b) Performance of Covenants. Quantum shall have performed all of its covenants and agreements contained herein which are required to be performed by it on or prior to the Closing Date.

                  (c) Filing of Certificate of Designation. Quantum shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

                  (d) Officer's Certificate. Quantum shall have delivered to StorageTek a Compliance Certificate, executed by the President of Quantum, dated the date of the Closing, to the effect that the conditions specified in subsections (a) and (b) of this Section 6.1 have been satisfied.

                  (e) Execution of Letter Agreement. Quantum and StorageTek shall have each executed and delivered the Letter Agreement.

                  (f) Injunctions. There shall not be in effect any injunction that shall have been entered by a court of competent jurisdiction since the date of this Agreement and that would enjoin the transaction contemplated hereby.

         6.2 Conditions to Obligations of Quantum. Quantum's obligation to purchase the Shares is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties made by StorageTek in Section 3 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made as of the Closing Date.

                  (b) Performance of Covenants. StorageTek shall have performed all of its covenants and agreements contained herein which are required to be performed by it on or prior to the Closing Date.

                  (c) Filing of Certificate of Designation. Quantum shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

                  (d) Officer's Certificate. StorageTek shall have delivered to Quantum a Compliance Certificate, executed by the President of StorageTek, dated the date of the Closing, to the effect that the conditions specified in subsections (a) and (b) of this Section 6.2 have been satisfied.

                  (e) Execution of Letter Agreement. Quantum and StorageTek shall have each executed and delivered the Letter Agreement.

                                       8.

                  (f) Injunctions. There shall not be in effect any injunction that shall have been entered by a court of competent jurisdiction since the date of this Agreement and that would enjoin the transaction contemplated hereby.

                  (g) Resignation. Gary Anderson shall have resigned has a director of QPC effective on the Closing Date.

SECTION 7. MISCELLANEOUS.

         7.1 Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                  if to StorageTek to:

                  Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO  80028
                  Attention: Chief Financial Officer
                  Telecopy:  (303) 673-4151

                  with a copy to:

                  Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO  80028
                  Attention: General Counsel
                  Telecopy: (303) 673-4151


                  if to QPC, to:

                  Quantum Peripherals Colorado, Inc.
                  2270 South 88th Street
                  Louisville, CO 80028
                  Attention: Chief Financial Officer
                  Telecopy: (303) 604-5055

                  with a copy to:

                  Cooley Godward LLP
                  1 Maritime Plaza, 20th Floor
                  San Francisco, CA 94111
                  Attention: James C. Gaither, Esq.
                  Telecopy: (415) 951-3699

                                       9.

                  if to Quantum, to:

                  Quantum Corporation
                  500 McCarthy Blvd.
                  Milpitas, CA  95035
                  Attention:  Chief Financial Officer
                  Telecopy:  (408) 894-3223

                  with a copy to:

                  Cooley Godward LLP
                  1 Maritime Plaza, 20th Floor
                  San Francisco, CA 94111
                  Attention: James C. Gaither, Esq.
                  Telecopy: (415) 951-3699

         7.2      Amendments and Waivers.

                  (a) Any provisions of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by StorageTek, Quantum and QPC, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         7.3 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         7.4 Attorney's Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

         7.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

         7.6 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflicts of law rules of such State.


                                       10.

         7.7 Counterparts; Effectiveness. This Agreement may be signed in two counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         7.8 Entire Agreement. This Agreement and the Letter Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the paries with respect to the subject matter thereof. This Agreement supersedes and replaces in its entirety the Stockholders' Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by either party hereto. None of this Agreement or the Letter Agreement between StorageTek, Quantum and QPC, nor any provision hereof or thereof, is intended to confer upon any person other than the parties hereto any rights or remedies hereunder or thereunder.

         7.9 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         7.10 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         7.11 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.


                                       11.

         IN WITNESS WHEREOF, the parties hereto have executed this STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.



                                           STORAGE TECHNOLOGY CORPORATION



                                           By: /s/ ON FILE
                                               ------------------------------
                                               (Signature)


                                           Title: VICE PRESIDENT
                                                  ---------------------------




                                           QUANTUM CORPORATION


                                           By: /s/ MICHAEL A. BROWN
                                               ------------------------------
                                               (Signature)


                                           Title: PRESIDENT AND CEO
                                                  ---------------------------




                                           QUANTUM PERIPHERALS COLORADO, INC.


                                           By: /s/ TIM C. STUCCHI
                                               ------------------------------
                                               (Signature)


                                           Title: PRESIDENT
                                                  ---------------------------



                                      12.